SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  --------------------------------------------




       Date of Report (Date of earliest event reported): February 13, 1997

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)




     Delaware                        1-9019                     76-0040040
  (State or other                  Commission                (I.R.S. Employer
   jurisdiction                   File Number)              Identification No.)
 of incorporation)


                  1330 Post Oak Boulevard, Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 623-6544

Item 5.  OTHER EVENTS.

                  Eastern Indonesia. The Kai exploratory well located in the Maluku (Moluccas) Island group in the Banda Sea in Eastern Indonesia has recently been plugged and abandoned with the related expenses included in the fourth quarter of the 1996 financial statements. Results of the well are under review to determine what future exploration program should be undertaken in the area. A subsidiary of Union Texas Petroleum Holdings, Inc. serves as operator and has a 44.44% working interest in the Kai production sharing contract.

                  Press Releases. The information set forth in the press releases of the registrant dated February 11, 1997, filed as an exhibit hereto, is incorporated by reference herein.

                  The press releases contain forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational and implementation risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially. The capital spending budget is subject to revision based upon results of activities, market conditions, acquisition opportunities and other factors.


Item 7.  FINANCIAL STATEMENT AND EXHIBITS.

                  (c)      Exhibits.


Exhibit
Number          Description
-------         -----------
 99.1       Press release dated February 11, 1997

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    UNION TEXAS PETROLEUM
                                    HOLDINGS, INC.



                                     By:      /s/ Alan R. Crain, Jr.
                                              Alan R. Crain, Jr.
                                              Vice President and General Counsel


Date: February 13, 1997

                                INDEX TO EXHIBITS



Exhibit
Number         Description
     99.1      Press release dated February 11, 1997